SSGA Active Trust

SPDR® DoubleLine Short Duration Total Return Tactical ETF

(the “Fund”)

Supplement dated February 10, 2022 to the Prospectus and Summary Prospectus,
each dated October 31, 2021, as may be supplemented from time to time

Effective immediately, the Fund’s principal strategy has changed. Accordingly, effective immediately, the second paragraph in “THE FUND’S PRINCIPAL INVESTMENT
STRATEGY” section beginning on page 16 of the Prospectus and page 1 of the Summary
Prospectus is replaced in its entirety with the following:

The Fund intends to invest at least 25% of its net assets, in the aggregate, in mortgage-backed securities of any maturity or type guaranteed by, or secured by collateral that is guaranteed by, the U.S. government, its agencies, instrumentalities or sponsored corporations, and privately issued mortgage-backed securities. The Fund may invest a substantial portion of its assets in U.S. agency mortgage pass-through securities. The term “U.S. agency mortgage pass-through security” refers to a category of pass-through securities backed by pools of mortgages and issued by one of several U.S. Government-sponsored enterprises: Ginnie Mae, Fannie Mae or Freddie Mac. The Fund may seek to obtain exposure to U.S. agency mortgage pass-through securities through the use of “to-be-announced” or “TBA Transactions.” “TBA” refers to a commonly used mechanism for the forward settlement of U.S. agency mortgage pass-through securities, and not to a separate type of mortgage-backed security. Transactions in mortgage pass-through securities may occur through the use of TBA Transactions. TBA Transactions generally are conducted in accordance with widely-accepted guidelines which establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA Transaction, the buyer and seller decide on general trade parameters, such as agency, settlement date, par amount, and price. The actual pools delivered generally are determined prior to settlement date.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

021022SUPP2